SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A
Amendment 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2017

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	87-0406858 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029
(Address of Principal Executive Offices and Zip Code)

(888) 777-4362
(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 1 - Registrant’s Business and Operations

Item 1.01 Amendment of a Material Definitive Agreement.

(a)(1) Previously, on March 16, 2017, the Registrant and Bougainville entered into a Joint Venture Agreement (“Agreement”). The Registrant filed the Agreement as an exhibit to its Form 1012g filed with the Commission on May 23, 2017. The Agreement required the Registrant to raise funds for the Joint Venture Project in the amount of not less than one million dollars ($1,000,000). The Registrant and Bougainville agreed to the following funding schedule:

April 4, 2017	$75,000
April 17, 2017	$125,000
May 1, 2017	$513,750
June 1, 2017	$17,250
July 1, 2017	$19,000
August 1, 2017	$250,000

The Registrant paid Bougainville $75,000 on April 4, 2017 and $300,000 on July 17, 2017.

On November 6, 2017, pursuant to Section 12.9 of the Agreement, the Registrant and Bougainville entered into a written amendment which reduced the Registrant’s funding obligation from one million dollars ($1,000,000) to eight hundred thousand dollars ($800,000), and separately required the Registrant to issue to Bougainville fifteen million (15,000,000) shares of its restricted common stock pursuant to the Reg. D exemption from registration pursuant to the 1933 Securities and Exchange Act.

On November 7, 2017, the Registrant paid Bougainville $425,000, equaling total payments to Bougainville of $800,000 consistent with the amended Agreement.

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Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On November 9, 2017, the Registrant completed the sale of 15,000,000 shares its restricted common shares to Bougainville as partial consideration for the amendment to the Agreement discussed in this filing. No underwriting commissions or fees were involved.

The Registrant relied upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, and Rule 506 of Regulation D promulgated thereunder, with respect to the sale of the restricted stock. Bougainville is an “accredited investor” pursuant to Section 501(a) of the Securities Act. The Registrant provided and made available to Bougainville full information regarding its business and operations. There was no general solicitation in connection with the offer or sale of the restricted securities.

Bougainville acquired the restricted common stock for its own account, for long term investment purposes and not with a view to public resale or distribution thereof within the meaning of the Securities Act. By virtue of applicable legal restrictions, Bougainville cannot resell the subject securities unless they have been first registered in a registration statement deemed effective by the Commission, or by an exemption from registration requirements of Section 5 of the Securities Act—the existence of any such exemption subject to legal review and approval by the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number	Description
10.1 **	Amendment Agreement

** Previously filed November 8, 2017 on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 11 , 2017

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Donald Steinberg

Donald Steinberg

Chief Executive Officer

(Principal Executive Officer)

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